                                TRENT EQUITY FUND
                                  ANNUAL REPORT
                    FOR THE FISCAL YEAR ENDED AUGUST 31, 1996





Dear Shareholder:

         We are pleased to report that Trent Equity Fund is having an excellent 1996. Through September 30, Trent Equity Fund is up 19.26% for the calendar year 1996 to date versus a gain of 13.5% for the S&P 500 with dividends reinvested. For the six month period ended August 31, 1996, the Fund was up 8.23% versus a gain of 2.97% for the S&P 500 with dividends reinvested. For the fiscal year ended August 31, 1996, the Fund was up 7.23% versus a gain of 18.73% for the S&P 500 with dividends reinvested.

         Trent Equity Fund invests in stocks that are dominant in their market places, have strong brand names, or in some other way enjoy a competitive advantage. The preponderance of the Fund's stocks are companies that enjoy higher growth characteristics on a sustained long-term basis than the average stock in the S&P 500. We believe that this higher-than-average earnings per share growth should lead over time to the Trent Equity Fund outperforming the S&P 500. During the four year period 1992-1995, the earnings growth of the companies in the S&P 500 compounded at 19% annually, well above the long-term rate of 7%. The first two quarters of 1996 saw an aggregate annualized growth of 8% for S&P 500 companies. Thus, we believe that the return to historical norms has begun. This outperformance, we believe, is a direct result of the cooling down of the growth rates of cyclical companies and the market's refocus on companies with superior long-term growth characteristics such as those in Trent Equity Fund.

         We see a low inflation rate of 2-3% continuing through 1997. We believe that, by the end of 1997, the 30-year Treasury bond will fall by 0.5% to 1.0%. While we do not believe the drop in interest rates will have an enhancing effect on the market's current 18 price/earnings ratio, it will at least support the current valuation. Thus we see the market growing in concert with earnings growth, or in the neighborhood of 8-10% over the 15 months to the end of 1997. We believe that the stock prices of Trent Equity Fund's holdings will mirror their projected earnings growth rate of 12-14%.

ACTIVITY IN CURRENT HOLDINGS:

         Natural Wonders, the mall-based retail chain focused on the enjoyment of nature, science, and the environment, is up 75% since February 29, 1996 -- the date of the semi-annual report -- as a result of three consecutive quarters of earnings gains and several months of positive same-store sales comparisons. Ciba-Geigy, the Switzerland-based pharmaceutical and chemical group, was up 43% during the six month period. The main catalyst for this rise was the announcement of Ciba-Geigy's merger with Sandoz, another large Swiss pharmaceutical company. The new entity will be called Novartis. The Fund enjoyed a 14% gain in Harley Davidson, the motorcycle manufacturer which controls 50% of the US market for large motorcycles. Harley is in a strong earnings growth mode and enjoys huge demand for its products. Libbey, the dominant institutional tabletop glassware manufacturer with a 60% market share, was up 16% during the six months. Libbey continues to have a low price/earnings ratio in comparison to its steady 10-12% growth rate. Family Dollar Stores, the small-store value retailer, was up 24% during the semi-annual period and is beginning to enjoy the fruits of a two year repositioning of its promotional effort. Family Dollar has recently put together back-to-back monthly 13% positive same-store sales comparisons. Newell Company, a household products firm, gained 12% during the six month period as we believe the market is anticipating several consecutive quarters of 15%-plus earnings per share growth. The largest loser during the semi-annual period was Duracell International, down 13% as a result of sluggish growth in Europe. However, Duracell just recently announced its acquisition by Gillette, which has moved the price up 42% from August 31, 1996 to September 30, 1996. UST Inc., the maker of Skoal and Copenhagen moist smokeless tobacco, was down 10% during the six month period as a result of the publicity from FDA regulations and litigation. However, we see continued strong earnings and dividend growth. Westinghouse Electric, a new addition to the portfolio since February 29, 1996, was down 17%, mostly the result of timing of purchase just before a market drop-off in July 1996.

NEW HOLDINGS:

         During the six month period ended August 31, 1996, the Fund added Department 56, Federal Home Loan Mortgage Corporation, Marvel Entertainment, Revlon, Rubbermaid, Thomson Corporation, and Westinghouse Electric. Department 56 designs, imports, and distributes ceramic and porcelain village collectables. Its two most well-known lines are its original Snow Village Collection and the Heritage Village Collection. Federal Home Loan Mortgage Corporation, better known as Freddie Mac, is a quasi-government agency which, along with Fannie Mae, maintains a secondary market in residential mortgages by pooling individual mortgages and selling them as securities. Marvel Entertainment is a youth entertainment company with a variety of formats, which include comic books, sports and entertainment cards, toys, and stickers. The company is launching a restaurant chain and a movie production company built around its best-known characters such as Spiderman, X-Men, the Incredible Hulk, and Captain America. Revlon, with a market share of 20%, is the leading cosmetic brand distributed through self-select channels. In recent years Revlon has been the most innovative cosmetic company in the self-select market. Rubbermaid, a well known plastic-and-rubber-based household products manufacturer, has struggled recently with earnings as a result of increases in the price of resin, a leading component of its products. We believe that, being a commodity, resin prices will fall in the future and Rubbermaid's earnings should enjoy a significant rebound. Thomson Corporation is the leading publisher of electronic-based information, providing information to professions such as law, medicine and accounting and to the business and financial community. Westinghouse Electric is remaking itself into primarily a media company and is now the leading TV and radio broadcaster in the US.

SIGNIFICANT REALIZED GAINS AND LOSSES:

         A gain was taken in Saga Communications, a small group of medium-sized city-based radio stations. Saga has enjoyed the run up in radio stocks in general as a result of the change in regulations that has allowed for greater consolidation in the radio business. A loss was taken in Ekco Group, a household products company focusing on kitchenware, bakeware, brooms and brushes, and pest control products.

         We are very pleased with the performance of Trent Equity Fund for 1996 to date. We thank you for being an investor and look forward to continued strong performance.

                         TRENT CAPITAL MANAGEMENT, INC.

                               TRENT EQUITY FUND
                        Value of $10,000 vs S & P Index

                               Trent Equity       S & P
                       Date         Fund          Index
                       ----     ------------      -----
                      8/13/90      10,000         10,000
                      2/28/91      12,050         11,051
                      8/31/91      14,000         12,104
                      2/29/92      15,900         12,826
                      8/31/92      14,060         13,066
                      2/28/93      15,045         14,189
                      8/31/93      16,394         15,053
                      2/28/94      17,286         15,367
                      8/31/94      16,497         15,877
                      2/28/95      15,700         16,496
                      8/31/95      18,045         19,273
                      2/29/96      17,877         22,221
                      8/31/96      19,349         22,880

Past performance is not predictive of future performance.

         This graph is furnished to you in accordance with SEC regulations. It compares a $10,000 investment in the Trent Equity Fund with The Standard & Poor's 500 Index, on a cumulative basis. All return calculations reflect the reinvestment of income, dividends and capital gains distributions, if any, as well as all fees and expenses. Performance results reflect the total returns of a predecessor limited partnership managed by Trent Capital Management, prior to the effective date of the Fund's registration statement, which was September 2, 1992. The limited partnership returns are restated to reflect all fees and expenses applicable to the Fund. If the limited partnership had been registered as an investment company under the federal securities laws, its performance might have been adversely affected because of the additional restrictions applicable to registered investment companies.

         The total returns for the Fund reflect the fact that fees and expenses in excess of certain expense limits specified in the investment management agreement have been deferred by Trent Capital Management. Total return results would have been lower had there been no deferral of fees and expenses in excess of expense limitations.

         Past performance is no guarantee of future performance. Investment return and the principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

                               TRENT EQUITY FUND


PORTFOLIO OF INVESTMENTS AT AUGUST 31, 1996

----------------------------------------------------------------------------------------------------
  Shares            COMMON STOCKS: 99.0%                                                Market Value
----------------------------------------------------------------------------------------------------

                    CHEMICALS: 5.8%
   2,800            Ciba-Geigy, ADR..................................................     $  177,100
                                                                                          ----------

                    COLLECTIBLES: 4.2%
   5,400            Department 56, Inc...............................................        128,925
                                                                                          ----------

                    CONSUMER PRODUCTS: 5.7%
   5,800            Revlon, Inc......................................................        173,275
                                                                                          ----------

                    FINANCIAL SERVICES: 10.7%
   4,000            American Express Company.........................................        175,000
   1,700            Federal Home Loan Mortgage Corporation...........................        150,237
                                                                                          ----------
                                                                                             325,237
                                                                                          ----------
                    FOOD PROCESSING: 5.8%
   5,200            Nabisco Holdings Corporation, Class A............................        174,850
                                                                                          ----------

                    HOUSEHOLD PRODUCTS: 19.4%
   2,800            Duracell International...........................................        126,350
   3,400            First Brands Corporation.........................................         77,350
   4,000            Libbey, Inc......................................................        112,000
   5,000            Newell Company...................................................        155,625
   4,500            Rubbermaid, Inc..................................................        119,250
                                                                                          ----------
                                                                                             590,575
                                                                                          ----------

                    MEDIA AND BROADCASTING: 7.5%
   7,800            Thomson Corporation..............................................        138,516
   5,500            Westinghouse Electric Corporation................................         90,062
                                                                                          ----------
                                                                                             228,578
                                                                                          ----------
                    PHARMACEUTICALS: 4.8%
   3,200            Abbott Laboratories..............................................        144,400
                                                                                          ----------

                    RECREATION: 10.8%
   6,200            Harley Davidson, Inc.............................................        254,200
   8,500            Marvel Entertainment Group, Inc..................................         73,313
                                                                                          ----------
                                                                                             327,513
                                                                                          ----------

                               TRENT EQUITY FUND

----------------------------------------------------------------------------------------------------
  Shares            COMMON STOCKS: 99.0%                                                Market Value
----------------------------------------------------------------------------------------------------

                    RETAIL: 14.6%
   6,200            Family Dollar Stores.............................................      $ 105,400
   8,800            Michaels Stores, Inc. (a)........................................        123,200
  44,500            Natural Wonders, Inc. (a)........................................        214,156
                                                                                          ----------
                                                                                             442,756
                                                                                          ----------
                    TELECOMMUNICATIONS: 5.6%
   5,000            Century Telephone Enterprises....................................        169,375
                                                                                          ----------

                    TOBACCO: 4.1%
   4,200            UST, Inc.........................................................        126,000
                                                                                          ----------

                    Total Common Stocks (cost $2,855,984)............................      3,008,584
                                                                                          ----------

Principal Amount    REPURCHASE AGREEMENT: 1.4%
----------------------------------------------------------------------------------------------------
 $41,000            Star Bank Repurchase Agreement, 4.75%, dated 8/30/96, due 9/3/96, collateralized by $45,000 GNMA, 6.50%, due 1/20/24 (proceeds
                    $41,016) (cost $41,000)..........................................         41,000
                                                                                          ----------

                    Total Investments (cost $2,896,984): 100.4% .....................      3,049,584
                    Liabilities less Other Assets: (0.4)%............................        (10,956)
                                                                                          ----------
                    TOTAL NET ASSETS: 100.0% ........................................     $3,038,628
                                                                                          ==========

(a) Non-income producing security.



See accompanying notes to financial statements.

                               TRENT EQUITY FUND



STATEMENT OF ASSETS AND LIABILITIES AT AUGUST 31, 1996
--------------------------------------------------------------------------------

ASSETS
      Investments, at value (identified cost $2,896,984) ............................    $3,049,584
      Cash...........................................................................           961
      Receivables:
            Dividends and interest ..................................................         3,307
            Securities sold..........................................................           427
      Prepaid expenses...............................................................         3,908
      Deferred organization expenses.................................................         4,674
                                                                                         ----------
                  Total assets ......................................................     3,062,861
                                                                                         ----------

LIABILITIES
      Accrued advisory fees .........................................................         1,403
      Payable for Fund shares sold...................................................        10,549
      Other accrued expenses.........................................................        12,281
                                                                                         ----------
                  Total liabilities..................................................        24,233
                                                                                         ----------


NET ASSETS (applicable to 308,146 shares outstanding; unlimited shares of no par
      value beneficial interest authorized)..........................................    $3,038,628
                                                                                         ==========


NET ASSET VALUE, OFFERING PRICE AND REDEMPTION VALUE PER SHARE
      ($3,038,628/308,146 shares) ...................................................    $     9.86
                                                                                         ==========


NET ASSETS
   At August 31, 1996, net assets consisted of:
      Paid-in capital ...............................................................    $3,066,300
      Accumulated net investment loss................................................       (19,906)
      Accumulated net realized loss on investment transactions.......................      (160,366)
      Net unrealized appreciation of investments.....................................       152,600
                                                                                         ----------
            Net assets ..............................................................    $3,038,628
                                                                                         ==========


See accompanying notes to financial statements.

                               TRENT EQUITY FUND


STATEMENT OF OPERATIONS - FOR THE YEAR ENDED AUGUST 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
      Income:
            Dividends...........................................................      $ 44,045
            Interest............................................................         3,209
                                                                                     ---------
                  Total income..................................................        47,254
                                                                                     ---------

      Expenses:
            Investment advisory fee.............................................        36,682
            Administrative fee..................................................        12,289
            Audit fees..........................................................        13,249
            Accounting, pricing and recordkeeping...............................        12,742
            Amortization of organization costs..................................         7,847
            Custodian fees......................................................         5,258
            Legal fees..........................................................           792
            Shareholder servicing costs.........................................        13,547
            Printing............................................................         1,148
            Trustees fees.......................................................         3,008
            Insurance...........................................................         3,433
            Registration and filing fees........................................         2,280
            Other expenses......................................................         3,751
                                                                                     ---------
                  Total expenses................................................       116,026
                  Less: expense reimbursements..................................       (48,866)
                                                                                     ---------
                  Net expenses..................................................        67,160
                                                                                     ---------
                        NET INVESTMENT LOSS ....................................       (19,906)
                                                                                     ---------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
            Net realized loss from security transactions........................       (77,268)
            Net change in unrealized appreciation of investments................       285,069
                                                                                     ---------
                  Net realized and unrealized gain on investments...............       207,801
                                                                                     ---------
                        NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...     $ 187,895
                                                                                     =========




See accompanying notes to financial statements.

                               TRENT EQUITY FUND


STATEMENT OF CHANGES IN NET ASSETS

-----------------------------------------------------------------------------------------------------------------
                                                                                      Year               Year
                                                                                      Ended              Ended
                                                                                    August 31,         August 31,
                                                                                       1996               1995
-----------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS FROM:
OPERATIONS
Net investment loss...........................................................      $  (19,906)        $   (5,209)
Net realized (loss) gain on securities transactions...........................         (77,268)           176,864
Net change in unrealized appreciation of securities...........................         285,069            114,544
                                                                                    ----------         ----------
      NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...................         187,895            286,199
                                                                                    ----------         ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Net realized gain on investments ($0.985 and $1.925 per
   share, respectively).......................................................        (301,203)          (642,188)
                                                                                    ----------         ----------
      TOTAL DIVIDENDS AND DISTRIBUTIONS ......................................        (301,203)          (642,188)
                                                                                    ----------         ----------

CAPITAL SHARE TRANSACTIONS
Shares sold ..................................................................         223,608            274,615
Shares issued in reinvestment of distributions................................         280,983            618,038
Shares redeemed...............................................................      (1,158,590)          (633,949)
                                                                                    ----------         ----------
      NET (DECREASE) INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS ..........        (653,999)           258,704
                                                                                    ----------         ----------

TOTAL DECREASE IN NET ASSETS .................................................        (767,307)           (97,285)

NET ASSETS:
Beginning of year.............................................................       3,805,935          3,903,220
                                                                                    ----------         ----------
END OF YEAR ..................................................................      $3,038,628         $3,805,935
                                                                                    ==========         ==========


CHANGE IN SHARES OUTSTANDING:
Shares sold ..................................................................          23,105             27,358
Shares issued in connection with payment of dividends.........................          32,409             73,141
Shares redeemed...............................................................        (119,166)           (68,033)
                                                                                    ----------         ----------
NET (DECREASE) INCREASE ......................................................         (63,652)            32,466
                                                                                    ==========         ==========


See accompanying notes to financial statements.

                               TRENT EQUITY FUND

FINANCIAL HIGHLIGHTS
FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT EACH PERIOD

-------------------------------------------------------------------------------------------------------------
                                                                                                 September 2,
                                                             Year         Year         Year          1992*
                                                             Ended        Ended        Ended       through
                                                           August 31,   August 31,   August 31,   August 31,
                                                              1996         1995         1994         1993
-------------------------------------------------------------------------------------------------------------

Net Asset Value, Beginning of Period ................       $ 10.24      $ 11.50      $ 11.66      $ 10.00
Income from Investment Operations:
      Net investment loss ...........................          (.06)         --          (.07)        (.08)
      Net realized and unrealized gain on investments           .67          .67          .15         1.76
                                                            -------      -------      -------      -------
Total from investment operations ....................           .61          .67          .08         1.68
                                                            -------      -------      -------      -------
Less Distributions:
      Dividends (from net investment income) ........           --           --           --          (.01)
      Distributions (from capital gains) ............          (.99)       (1.93)        (.24)        (.01)
                                                            -------      -------      -------      -------
Total Distributions .................................          (.99)       (1.93)        (.24)        (.02)
                                                            -------      -------      -------      -------
Net Asset Value, End of Period ......................       $  9.86      $ 10.24      $ 11.50      $ 11.66
                                                            =======      =======      =======      =======

Total Return ........................................          7.23%        9.38%        0.64%       16.91%(+)

Ratios/Supplemental Data:

Net assets, end of period (millions) ................       $  3.0       $  3.8       $  3.9       $  4.7

Ratio of expenses to average net assets:

      Before expense reimbursement ..................          3.63%        3.65%        3.16%        3.33%(+)(++)
      After expense reimbursement ...................          2.10%        1.85%        1.85%        2.54%(+)(++)

Ratio of net investment loss to average net assets:

      Before expense reimbursement ..................         (2.15)%      (2.00)%      (1.68)%      (1.84)%(+)(++)
      After expense reimbursement ...................         (0.62)%      (0.15)%      (0.36)%      (1.05)%(+)(++)

Portfolio turnover ..................................         59.33%       46.52%      149.25%      315.38%

  *Commencement of operations.

 (+)Annualized.

(++)Excludes taxes and tax reimbursements of 2.84% of average net assets on an annualized basis.



See accompanying notes to financial statements.

                                TRENT EQUITY FUND



NOTES TO FINANCIAL STATEMENTS AT AUGUST 31, 1996
--------------------------------------------------------------------------------

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      The Trent Equity Fund (the "Fund") is a series of shares of beneficial interest of Professionally Managed Portfolios, which is registered under the Investment Company Act of 1940 as a diversified, open-end management company. The Fund began operations on September 2, 1992. The investment objective of the Fund is to seek capital appreciation, both realized and unrealized. The Fund seeks to achieve its objective by investing primarily in equity securities.

      A. Security Valuation: The Fund's investments are carried at market value. Securities listed on an exchange or quoted on a national market system are valued at the last sale price. Other securities are valued at the last quoted bid price. Securities for which market quotations are not readily available, if any, are valued by an independent pricing service or determined following procedures approved by the Board of Trustees. Short-term investments are valued at amortized cost which approximates market value.

      B. Federal Income Taxes: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required for the Fund's tax year ended July 31, 1996.

      C. Securities Transactions, Investment Income and Other: Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

      D. Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

NOTE 2 - COMMITMENTS AND RELATED PARTY TRANSACTIONS

      Pursuant to an investment advisory agreement, Trent Capital Management ("TCM") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies, and the purchase and sale of securities. As compensation for its services, TCM receives a fee at the annual rate of 1.15% of the Fund's average daily net assets. TCM has voluntarily limited the Fund's expenses to the annual level of 2% of average daily net assets. Total reimbursed expenses from TCM for the year ended August 31, 1996 was $48,866.

      Investment Company Administration Corporation (the "Administrator") acts as the Fund's Administrator under an Administration Agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the trustees; monitors the

                                TRENT EQUITY FUND

--------------------------------------------------------------------------------

activities of the Fund's custodian, transfer agent and accountants; coordinates the preparation and payment of Fund expenses and reviews the Fund's expense accruals. For its services, the Administrator receives a monthly fee at the following annual rate: Under $15 million - $30,000, $15 to $50 million - 0.20% of average net assets, $50 to $100 million - 0.15% of average net assets, $100 to $150 million - 0.10% of average net assets, over $150 million - 0.05% of average net assets. The Administrator waived a portion of its fee for the year ended August 31, 1996.

NOTE 3 - DEFERRED ORGANIZATION EXPENSES

      All expenses of the Fund incurred in connection with its organization and the registration of its shares have been assumed by the Fund.

      The organization expenses have been capitalized and are being amortized over a period of sixty months. Investors purchasing shares of the Fund bear such expenses only as they are amortized against the Fund's investment income.

      In the event any of the initial shares of the Fund are redeemed during the amortization period, the redemption proceeds will be reduced by a pro rata portion of any unamortized organization expenses in the same proportion as the number of initial shares being redeemed bears to the number of initial shares of the Fund outstanding at the time of redemption.

NOTE 4 - INVESTMENT TRANSACTIONS

      Purchases and sales of securities other than short-term investments aggregated $1,720,627 and $2,678,548, respectively, for the year ended August 31, 1996.

      The gross unrealized appreciation and depreciation of portfolio securities at August 31, 1996 were as follows:

           Unrealized appreciation..........................      $ 416,685
           Unrealized depreciation..........................       (264,085)
                                                                  ---------
                    Net unrealized appreciation.............      $ 152,600
                                                                  =========

      As of August 31, 1996, aggregate cost for federal income tax purposes was equal to aggregate cost for book purposes.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of
      the Trent Equity Fund and
      Board of Trustees of
      Professionally Managed Portfolios

      We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Trent Equity Fund (a series of Professionally Managed Portfolios) as of August 31, 1996, and the related statements of operations and changes in net assets for the year then ended and the financial highlights for the year ended August 31, 1996 and the period September 30, 1992 to August 31, 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended August 31, 1995 and the financial highlights for the years ended August 31, 1994 and 1995 were audited by other auditors whose report dated October 10, 1995 expressed an unqualified opinion on such statement and financial highlights.

       We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Trent Equity Fund as of August 31, 1996, the results of its operations and the changes in its net assets for the year then ended and the financial highlights for the year then ended and the period September 2, 1992 to August 31, 1993, in conformity with generally accepted accounting principles.


                                              TAIT, WELLER & BAKER



Philadelphia, Pennsylvania
October 5, 1996

                                     ADVISOR
                         Trent Capital Management, Inc.
                              3101 North Elm Street
                                    Suite 150
                        Greensboro, North Carolina 27408
                                 (910) 282-9302

                                   DISTRIBUTOR
                          First Fund Distributors, Inc.
                            4455 East Camelback Road
                                   Suite 261E
                             Phoenix, Arizona 85018

                                    CUSTODIAN
                                 Star Bank, N.A.
                                425 Walnut Street
                             Cincinnati, Ohio 45202

                                 TRANSFER AGENT
                          American Data Services, Inc.
                        24 West Carver Street, 2nd Floor
                           Huntington, New York 11743

                                    AUDITORS
                              Tait, Weller & Baker
                              Two Penn Center Plaza
                        Philadelphia, Pennsylvania 19102

                                  LEGAL COUNSEL
                        Heller, Ehrman, White & McAuliffe
                                 333 Bush Street
                         San Francisco, California 94104

                   This report is intended for shareholders of
                      Trent Equity Fund and may not be used
                     as sales literature unless preceded or
                      accompanied by a current prospectus.



                                     TRENT
                                     EQUITY
                                      FUND













                                  ANNUAL REPORT


                               FOR THE YEAR ENDED
                                AUGUST 31, 1996